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                                                                    EXHIBIT 99.2

                    AMENDED AND RESTATED ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT, dated as of January 2, 1998 ("Amended Assignment Agreement") is by and between PennCorp Financial Group, Inc., a Delaware corporation ("PennCorp"), David J. Stone, an individual ("Stone"), Steven W. Fickes, an individual ("Fickes"), the Steven Wayne Fickes, Jr. Trust dated December 21, 1995 and the Kathryn Elizabeth Fickes Trust dated December 21, 1995 (Stone, Fickes and the Trusts each a "Seller" and collectively, the "Sellers").

                              PRELIMINARY STATEMENT

     WHEREAS, the Sellers collectively beneficially own 676,768 shares of Class A common stock, $.01 par value (the "Shares") of Southwestern Financial Corporation, a Delaware corporation (the "Company") and Stone and Fickes own warrants to purchase 335,564 shares of Class A common stock of the Company (the "Warrants"), all as shown on the signature pages hereto;

     WHEREAS, the Sellers desire to sell and PennCorp desires to purchase from the Sellers, the Shares and, subject to Section 1(b) below, the Warrants;

     WHEREAS, Stone, Fickes and PennCorp are parties to an Assignment Agreement, dated as of January 31, 1997, pursuant to which they agreed to sell, and PennCorp agreed to buy from them, the Shares and, under the circumstances specified therein, the Warrants; and

     WHEREAS, Fickes has advised PennCorp that he had previously transferred an aggregate of 60,000 shares of Class A common stock of the Company to the Trusts and that each Trust should have been a party to the January 31, 1997 Assignment Agreement;

     WHEREAS, Stone, Fickes and PennCorp have agreed to revise the terms on which the purchase of the Shares and, if applicable, the Warrants shall occur.

     NOW THEREFORE, in consideration of the promises and the mutual agreements set forth below, the Sellers and PennCorp hereby agree as follows:

     1. (a) If the Closing (as defined in that certain Transfer Agreement dated as of the date hereof among PennCorp, Knightsbridge Capital, L.L.C. and the Sellers (the "Transfer Agreement")) shall occur, PennCorp hereby agrees to pay on the Closing Date (as defined in the Transfer Agreement) each of the



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Sellers the amount of $18.81047 per Share for the Shares in immediately available funds by wire transfer of immediately available funds (the "First Payment"); provided, however, that if the Closing shall not have occurred on or before February 28, 1998, the First Payment shall bear interest at the rate of 13% per annum from and including March 1, 1998 through the date of the Closing. The aggregate amount of the First Payment is $12,730,326.56, which the Sellers acknowledge and agree that they shall share pro rata in accordance with their respective ownership interests in the Company.

         (b) The parties acknowledge and agree that Stone and Fickes, among others, are parties to an Amended Stipulation and Compromise of Settlement relating to a proposed settlement (the "Proposed Settlement") of the shareholder derivative cases styled Tozour Energy Systems Retirement Plan v. David J. Stone et al. and Penncorp Financial Group, Inc., C.A. No. 14775, and Miller v. David
J. Stone, et al., C.A. No. 14795, each filed in the Chancery Court of the State of Delaware. PennCorp acknowledges and agrees that if the Proposed Settlement (as currently proposed or as modified by the Chancery Court) is approved by the Chancery Court, and the order of the Chancery Court approving the Proposed Settlement has become final and nonappealable, Stone and Fickes shall, pursuant to such Proposed Settlement, reconvey the Warrants to the Company for no additional consideration. PennCorp acknowledges and agrees that in such event, it will have no right to purchase the Warrants. In such event, however, PennCorp agrees to pay each of the Sellers, as additional consideration for the Shares sold pursuant to Section 1(a) hereof, $0.22146 per Share, which shall be paid by wire transfer of immediately available funds on the date set forth in the last sentence of this Section 1(b) (the "Accepted Settlement Payment"). The aggregate amount of the Accepted Settlement Payment is $149,875.41, which the Sellers acknowledge and agree that they shall share pro rata in accordance with their respective ownership interests in the Company; provided, however, that if the Accepted Settlement Payment is not made until a date after March 1, 1998, the amount of the Accepted Settlement Payment shall bear interest at the rate of 13% per annum from and including March 1998 through the date of payment.

         Sellers and PennCorp further agree, however, that if the Chancery Court fails to approve the Proposed Settlement (as currently proposed or as modified by the Chancery Court), or if the order approving the Proposed Settlement is vacated, then in lieu of, and not in addition to the Accepted Settlement Payment, (x) PennCorp shall pay each of the Sellers, as additional consideration for the Shares sold pursuant to Section 1(a)



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hereof, $1.76201 per Share and (y) Stone and Fickes shall assign and PennCorp shall purchase the Warrants, in lieu of reconveying the Warrants to Southwestern Financial Corporation, at a price of $10.57248 per Warrant (representing a per share price of $20.57248 minus the exercise price of $10 per share payable under the Warrants), which shall be paid to Stone and Fickes by wire transfer of immediately available funds on the date set forth in the last sentence of this
Section 1(b) (the "Rejected Settlement Payment"). In the event PennCorp shall be required to make the Rejected Settlement Payment, it shall also pay the Sellers interest on the amount of the First Payment and on the amount of the Rejected Settlement Payment at the rate of 13% per annum from January 1, 1998 through and including the date of the Closing. The date on which PennCorp shall be obligated to make the Accepted Settlement Payment or the Rejected Settlement Payment, as the case may be, shall be the third business day following the earliest of (i) the date on which the Chancery Court disapproves the Proposed Settlement, (ii) the date on which the order of the Chancery Court approving the Proposed Settlement shall have been vacated, or (iii) the date on which the order of the Chancery Court approving the Proposed Settlement shall become final and nonappealable.

         (c) As a further inducement to the Sellers to sell the Shares and, if applicable, the Warrants, PennCorp agrees to make the following additional payment to the Sellers, without duplication of any other payment made pursuant to this paragraph (c), if the circumstances specified below shall occur (each a "Price Protection Payment"):

               (A) If during the 12-month period ending November 25, 1998, PennCorp enters into a definitive agreement to sell all the common stock of the Company (or all or substantially all the assets of the Company) for a purchase price (if other than in cash, as determined by PennCorp's financial advisor and, in any event, calculated on an enterprise value basis) in excess of $489,580,285.08 then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay (X) to Stone 50% of an amount in cash equal to [(I) the difference between (x) the purchase price paid for the Company and (y) $489,580,285.08 multiplied by (II) (x) .0507, if the Proposed Settlement is approved or (y) .0740, if the Proposed Settlement is not approved] (the "Company Sale Amount"), (Y) to Fickes 41.14% of the Company Sale Amount and (Z) to each Trust 4.43% of the Company Sale Amount;



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               (B) if during the 12-month period ending November 25, 1998, the
          Company enters into a definitive agreement to sell all the common stock of Southwestern Life Insurance Company (or all or substantially all the assets of Southwestern Life Insurance Company) for a purchase price (if other than in cash, as determined by PennCorp's financial advisor and, in any event, calculated on an enterprise value basis) in excess of $293,748,171.05 then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay (X) to Stone 50% of an amount in cash equal to [(I) the difference between
          (x) the purchase price paid for Southwestern Life Insurance Company and (y) $293,748,171.05 multiplied by (II) (x) .0507, if the Proposed Settlement is approved or (y) .0740, if the Proposed Settlement is not approved] (the "Southwestern Life Sale Amount"), (Y) to Fickes 41.14% of the Southwestern Sale Amount and (Z) to each Trust 4.43% of the Southwestern Sale Amount;

               (C) if during the 12-month period ending November 25, 1998, the Company enters into a definitive agreement to sell all the common stock of Union Bankers Insurance Company (or all or substantially all the assets of Union Bankers Insurance Company) for a purchase price (if other than in cash, as determined by PennCorp's financial advisor and, in any event, calculated on an enterprise value basis) in excess of $195,832,114.03 then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay (X) to Stone 50% of an amount in cash equal to [(I) the difference between
          (x) the purchase price paid for Union Bankers Insurance Company and
          (y) $195,832,114.03 multiplied by (II) (x) .0507, if the Proposed Settlement is approved or (y) .0740 if the Proposed Settlement is not approved] (the "Union Bankers Sale Amount"), (Y) to Fickes 41.14% of the Union Bankers Sale Amount and (Z) to each Trust 4.43% of the Union Bankers Sale Amount; or

               (D) if during the 12-month period ending November 25, 1998, PennCorp enters into a definitive agreement to merge with a third party or to sell all or substantially all its assets, for a per share purchase price (if other than in cash, as determined by PennCorp's financial advisor) in excess of $37.09, then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay to (X)



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          to Stone 50% of an amount in cash equal to {(I) if the Proposed
          Settlement is approved, [[(A) 2,092,023 multiplied by (B) the difference between (x) the per share purchase price received in such transaction and (y) $37.09, minus $6,277,000], multiplied by .1630] or
          (II) if the Proposed Settlement is not approved, [[(A) 2,156,186 multiplied by (B) the difference between (x) the per share purchase price received in such transaction and (y) $37.09, minus $7,907,000], multiplied by .2256} (the "PennCorp Sale Amount"), (Y) to Fickes 41.14% of the PennCorp Sale Amount and (Z) to each Trust 4.43% of the PennCorp Sale Amount.

     In the event that the Company, Southwestern Life Insurance Company or Union Bankers Insurance Company are sold in a single transaction in which one or more other direct or indirect subsidiaries of PennCorp also is sold to the same or a related purchaser (a "Group Sale"), the amount of the purchase price allocable to the Company, Southwestern Life Insurance Company or Union Bankers Insurance Company for purposes of this Amended Assignment Agreement shall be determined by reference to the purchase price allocated to the Company, Southwestern Life Insurance Company or Union Bankers by the seller and purchaser involved in such Group Sale. In addition, the parties acknowledge and agree that if one or more of the events referred to in clauses (A) through (D) above occur during the period ending November 25, 1998, (x) the aggregate amount of the payments to be made pursuant to this paragraph (c) shall be calculated so as not to produce duplicative results and (y) if both Southwestern Life Insurance Company and Union Bankers Insurance Company are sold (or there is executed an agreement for their sale), then any payment to be made pursuant to this paragraph (c) shall be made only to the extent the sum of the purchase prices for Southwestern Life Insurance Company and Union Bankers Insurance Company exceeds $489,580,285.08.

     2. Upon receipt of the First Payment, each Seller shall be deemed to have sold, assigned, conveyed and transferred all of his right, title and interest in and to the Shares to PennCorp and thereafter shall be entitled to receive, solely under the circumstances specified above, the Approved Settlement Payment, the Rejected Settlement Payment or the Price Protection Payment, as the case may be.

     3. Each Seller hereby represents and warrants as to himself the following to PennCorp:




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          (a) Such Seller is or as of the Closing Date will be the record and beneficial owner of the Shares and of the Warrants to be sold to PennCorp, and owns the Shares and Warrants free and clear of any liens, claims, or encumbrances of any kind;

          (b) Assuming this Assignment Agreement constitutes the valid and binding obligation of PennCorp, this Assignment Agreement constitutes a valid and bind obligation of such Seller, enforceable against such Seller in accordance with its terms, except to the extent that such enforceability may be limited by or subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and that equitable remedies are subject to the discretion of the courts; and

          (c) The execution and delivery of this Assignment Agreement do not, and the consummation of the transactions contemplated by this Assignment Agreement and compliance with the provisions hereof will not require the consent of any person under any agreement, permit, concession, franchise, license or similar instrument or undertaking to which such Seller is a party or by which such Seller's assets is bound or affected, or contravene any law, rule or regulation of any state or of the United States or any political subdivision thereof or therein, or any order, writ, judgement, injunction, decree, determination or award currently in effect.

     4.   PennCorp hereby represents and warrants the following to each Seller:

          (a) PennCorp has the requisite power and authority to enter into this Assignment Agreement and to consummate the transaction contemplated by this Assignment Agreement, and the execution and delivery of this Assignment Agreement by PennCorp and the consummation by PennCorp of the transaction contemplated hereby have been duly authorized by all necessary action on the part of PennCorp, and this Assignment Agreement has been duly executed and delivered by PennCorp and, assuming this Assignment Agreement constitutes the valid and binding obligation of each Seller, constitutes a valid and bind obligation of PennCorp, enforceable against PennCorp in accordance with its terms, except to the extent that such enforceability may be limited by or subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and



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     that equitable remedies are subject to the discretion of the courts; and

          (b) The execution and delivery of this Assignment Agreement do not, and the consummation of the transactions contemplated by this Assignment Agreement and compliance with the provisions hereof will not require the consent of any person under any agreement, permit, concession, franchise, license or similar instrument or undertaking to which PennCorp is a party or by which PennCorp's assets is bound or affected, or contravene any law, rule or regulation of any state or of the United States or any political subdivision thereof or therein, or any order, writ, judgement, injunction, decree, determination or award currently in effect.

     5. (a) The Sellers, concurrently with the receipt of the First Payment, agree to deliver or cause to be delivered to PennCorp (i) a receipt from the Sellers, in form and substance reasonably satisfactory to PennCorp, evidencing the delivery of such payment by PennCorp and (ii) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers).

          (b) Stone and Fickes, concurrently with the receipt of the Approved Settlement Payment, if any, agree to deliver or cause to be delivered to PennCorp (i) a receipt from the Sellers, in form and substance reasonably satisfactory to PennCorp, evidencing the delivery of such payment by PennCorp and (ii) certificates representing the Warrants, duly endorsed (or accompanied by duly executed stock powers).

          (c) Stone and Fickes, concurrently with the receipt of the Rejected Settlement Payment, if any, agree to deliver or cause to be delivered to PennCorp (i) a receipt from the Sellers, in form and substance reasonably satisfactory to PennCorp, evidencing the delivery of such payment by PennCorp and (ii) certificates representing the Warrants, duly endorsed (or accompanied by duly executed stock powers).

     6. All notices, requests, demands and other communications required or permitted hereunder shall be mace in writing by hand- delivery, first-class mail (registered or return receipt requested), telex, telecopier or air courier guaranteeing overnight delivery:




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         If to PennCorp Financial Group, Inc.:

               PennCorp Financial Group, Inc.
               590 Madison Avenue
               New York, NY 10022
               Telephone: (212) 896-2710
               Telecopy: (212) 896-2755

         If to David J. Stone:

               David J. Stone
               c/o PennCorp Financial Group, Inc.
               590 Madison Avenue
               New York, NY 10022
               Telephone: (212) 896-2710
               Telecopy: (212) 896-2755

         If to Steven W. Fickes:

               c/o PennCorp Financial, Inc.
               3 Bethesda Metro Center, Suite 1600
               Bethesda, MD 20814
               Telephone: (301) 656-1777
               Telecopy: (301) 657-4770

         7. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that state.

         8. This Assignment Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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     IN WITNESS WHEREOF, the parties hereto have caused this Amended Assignment
Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                       PENNCORP FINANCIAL GROUP, INC.



                                       By:/s/ Scott D. Silverman
                                          ------------------------------------
                                       Name:  Scott D Silverman
                                       Title: Senior Vice President,
                                              General Counsel and
                                              Secretary


                                          /s/ David J. Stone
                                          ------------------------------------
                                          David J. Stone
                                          338,384 shares of Common Stock
                                          167,827 Warrants


                                          /s/ Steven W. Fickes
                                          ------------------------------------
                                          Steven W. Fickes
                                          278,384 shares of Common Stock
                                          167,827 Warrants


                                          STEVEN WAYNE FICKES, JR. TRUST
                                          DATED DECEMBER 21, 1995



                                          By:  /s/ Karen Fickes
                                               -------------------------------
                                          Name: Karen Fickes
                                          Its: Trustee
                                          30,000 shares of Common Stock


                                          KATHRYN ELIZABETH FICKES TRUST
                                          DATED DECEMBER 21, 1995



                                          By:  /s/ Karen Fickes
                                               -------------------------------
                                          Name: Karen Fickes
                                          Its:     Trustee
                                          30,000 shares of Common Stock



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